EVERGREEN UTILITIES AND HIGH INCOME FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS JANUARY 8, 2009

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF EVERGREEN UTILITIES AND HIGH INCOME FUND

Notice is hereby given that the Annual Meeting of Shareholders for 2008 (the "Meeting") of Evergreen Utilities and High Income Fund (the "Fund") will be held on January 8, 2009 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, for the following purposes:

  To elect four Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified;

  To amend the Fund's fundamental investment restriction concerning lending;

  To consider and act upon (a) the Investment Advisory Agreement between the Fund and Evergreen Investment Management Company, LLC, (b) the Sub-Advisory Agreement with Crow Point Partners, LLC and (c) the Sub-Advisory Agreement with Tattersall Advisory Group, Inc.;

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 10, 2008 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE, IN FAVOR OF THE CHANGE IN THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING AND IN FAVOR OF THE INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, THE SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC AND THE SUB-ADVISORY AGREEMENT WITH TATTERSALL ADVISORY GROUP, INC.

By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

November 24, 2008

EVERGREEN UTILITES AND HIGH INCOME FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Utilities and High Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on January 8, 2009 at 10:00 a.m. Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and the proxy card will be first sent to shareholders on or about November 24, 2008. You may obtain a copy of the Annual Report of the Fund for the period ended August 31, 2008 without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matters set forth in the accompanying notice. You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares of the Fund will be voted FOR the election of the nominees named in the enclosed proxy card, IN FAVOR OF the change to the fundamental investment restriction concerning lending and IN FAVOR OF the Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC"), the Sub-Advisory Agreement with Crow Point Partners, LLC ("Crow Point") and the Sub-Advisory Agreement with Tattersall Advisory Group, Inc. ("TAG"). Holders of common shares ("Shares") of the Fund ("Shareholders") will vote on the election of Ms. Kosel and Messrs. Austin, McDonnell and Shima, the proposed amendment to the fundamental investment restriction concerning lending and the proposed Investment Advisory Agreement with EIMC and Sub-Advisory Agreements with Crow Point and TAG, respectively. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted as present for quorum purposes. The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued, outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of trustees, votes may be cast FOR all nominees or the authority to vote may be WITHHELD either with respect to all of the nominees or any individual nominee. With regard to the Fund's fundamental investment restriction concerning lending, votes may be cast IN FAVOR OF or AGAINST the proposed amendment or you may ABSTAIN from voting. With regard to the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreements with Crow Point and TAG, respectively, votes may be cast IN FAVOR OF or AGAINST the proposed agreements or you may ABSTAIN from voting. Abstentions, broker non-votes, and votes that are withheld will count for purposes of determining whether a quorum is present, will have no effect with respect to the election of trustees (Proposal 1), but will have the effect of a vote against the proposed amendment to the Fund's fundamental investment restriction concerning lending (Proposal 2) and a vote against the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreements with Crow Point and TAG, respectively (Proposals 3a, 3b and 3c).

If a quorum is met, the affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1). Both the approval of the proposed change in the fundamental investment restriction concerning lending (Proposal 2), the approval of the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreements with Crow Point and TAG, respectively, (Proposals 3a, 3b and 3c) require the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes marked in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the typical costs associated with an annual proxy statement. EIMC will bear any expenses beyond such expenses. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged the Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $30,000.

Voting Securities and Principal Holders Thereof

Shareholders of record of the Fund's Shares at the close of business on October 10, 2008 will be entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of October 10, 2008, the Fund had outstanding 8,974,723 common shares. Each common share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share, as to any matter on which the common share is entitled to vote.

As of October 10, 2008, the Depository Trust Company owned of record approximately 100% of the outstanding shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of October 10, 2008.

As of October 10, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia") and Wells Fargo Company ("Wells Fargo"), parents of EIMC, the Fund's investment advisor, and TAG, the Fund's sub-advisor. Additionally, as of October 10, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of Crow Point, the other sub-advisor to the Fund.

I. ELECTION OF TRUSTEES (Proposal 1)

The Board of Trustees has nominated four persons for election to the Fund's Board of Trustees. Each of these nominees currently serves on the Fund's Board of Trustees. In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2010, Class II, 2008 and Class III, 2009 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card will vote for the election of such other person or persons as they may consider qualified. The Board of Trustees has no reason to believe that any of the four nominees will be unable or unwilling to serve.

The Board of Trustees of the Fund proposes the following nominees for election at the Meeting:

Trustee	Class	Expiration of Term if Elected
Charles A. Austin III	Class II	2011 Annual Meeting[1]
Carol A. Kosel	Class II	2011 Annual Meeting[1]
Gerald M. McDonnell	Class II	2011 Annual Meeting[1]
Richard J. Shima	Class II	2011 Annual Meeting[1]

1	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the four nominees currently proposed to serve on the Board of Trustees.

Trustee and Nominee Trustee Information

The following tables contain specific information about each Trustee and nominee Trustee as of August 31, 2008, including: age, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Evergreen family of funds and number of portfolios overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Class I - Non-Interested Trustees to serve until 2010 Annual Meeting of Shareholders
K. Dun Gifford DOB: 10/23/19384,5,[6]	Trustee	Trustee since 2004	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/19395,[6]	Trustee	Trustee since 2004	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)
Patricia B. Norris DOB: 4/9/1948[7]	Trustee	Trustee since 2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
Michael S. Scofield DOB: 2/20/19434,[6]	Trustee	Trustee since 2004	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Class II - Non-Interested Nominee Trustees Proposed to serve until 2011 Annual Meeting of Shareholders
Charles A. Austin III DOB: 10/23/19346,[7]	Trustee	Trustee since 2004	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
Carol A. Kosel DOB: 12/25/19638,[9]	Trustee	Trustee since 2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	94	None
Gerald M. McDonnell DOB: 7/14/1939[5]	Trustee	Trustee since 2004	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Richard J. Shima DOB: 8/11/1939[5]	Trustee	Trustee since 2004	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None
Class III - Non-Interested Trustees to serve until 2009 Annual Meeting of Shareholders
David M. Richardson DOB: 9/19/1941[8]	Trustee	Trustee since 2004	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	94	None
Dr. Russell A. Salton, III DOB: 6/2/19474,6,[7]	Trustee	Trustee since 2004	President/CEO, AccessOne MedCard, Inc.	94	None
Class III - Interested Trustees to serve until 2009 Annual Meeting of Shareholders
William W. Pettit DOB: 8/26/19558,[10]	Trustee	Trustee since 2004	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
Richard K. Wagoner DOB: 12/12/19375,[11]	Trustee	Trustee since 2004	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	Principal occupation and other directorships information is as of December 31, 2007.
3	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment companies with eighty-eight separate series and six closed-end funds.
4	Member of Executive Commitee (which also functions as the Nominating Committee and Qualified Legal Compliance Committee).
5	Member of Performance Committee.
6	Member of 15(c) Committee.
7	Member of Audit Committee.
8	Member of Distribution, 12b-1 and Service Committee.
9	Ms. Kosel was appointed to the Fund's Board of Trustees by the Board of Trustees effective January 1, 2008.
10

Mr. Pettit possibly may be deemed to be an "interested person" of the Evergreen Funds, as defined in Section 2(a)(19) of the 1940 Act, because of his law firm's representation of Wells Fargo, the proposed acquirer of Wachovia, the parent of EIMC, the Evergreen funds' investment advisor.

11

Mr. Wagoner is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because of his ownership of shares in Wachovia, the parent to EIMC, the Evergreen funds' investment advisor.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Name of Trustee or Nominee Trustee	Dollar Range of Equity Securities in the Fund as of August 31, 2008	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Evergreen Family of Investment Companies as of December 31, 2007
Non-Interested Trustees
Charles A. Austin III1,[2]	$0	Over $100,000
K. Dun Gifford	$0	Over $100,000
Dr. Leroy Keith, Jr.	$1-$10,000	Over $100,000
Carol A. Kosel[2]	$0	Over $100,000
Gerald M. McDonnell1,[2]	$1-$10,000	Over $100,000
Patricia B. Norris	$0	Over $100,000
David M. Richardson	$10,001-$50,000	Over $100,000
Dr. Russell A. Salton, III[1]	$0	Over $100,000
Michael S. Scofield[1]	$0	Over $100,000
Richard J. Shima1,[2]	$10,001-$50,000	Over $100,000
Interested Trustees
William W. Pettit[1]	$0	Over $100,000
Richard K. Wagoner	$1-$10,000	Over $100,000

1

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

2	Nominee Trustee.

Board Meetings and Committees

The Fund is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. During the fiscal year ended August 31, 2008, the Board of Trustees held 6 regular meetings and 4 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an "interested person" of the Fund as defined in the 1940 Act (an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee met 36 times during fiscal year 2008.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from Shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of the Fund. For additional detail, please see the Fund's Policy for the Consideration of Trustee Nominees attached as Exhibit B.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has a 15(c) Committee which consists of Charles A. Austin III, K. Dun Gifford, Dr. Leroy Keith, Jr., William W. Pettit, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. The 15(c) Committee met 5 times during fiscal year 2008.

The Fund has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to review the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, review the quality and objectivity of the Fund's financial statements and the independent audits thereof, and to act as liaison between the Fund's independent auditors and the Board of Trustees. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange's listing standards. The Audit Committee met 18 times during fiscal year 2008.

The Fund has a Performance Committee which consists of K. Dun Gifford, Gerald McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. The Performance Committee met 6 times during fiscal year 2008.

The Fund has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of Carol A. Kosel and David M. Richardson, each of whom is an Independent Trustee, and William W. Pettit, who may be deemed to be an "interested person" of the Fund as defined in the 1940 Act. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen fund's transfer agents; and the overall level of servicing provided to shareholders of the Fund. The Distribution, 12b-1, and Service Committee met 4 times during fiscal year 2008.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the American Stock Exchange's listing standards. The Executive Committee Charter details the Nominating Committee functions. A copy of the Evergreen funds' Executive Committee Charter is attached as Exhibit A.

The Board of Trustees has approved a policy pursuant to which the Board of Trustees may consider nominees for election as Trustees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

The Board of Trustees has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds that are listed on the American Stock Exchange are required to hold an Annual Meeting of Shareholders. On March 18, 2004, the Board of Trustees approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustee attendance at each Annual Meeting of Shareholders in person or by video conference.

Mr. Charles A. Austin III attended the previous year's Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each principal executive officer of the Fund as of August 31, 2008, including: name, address and age, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wachovia and their affiliated companies.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tyron Charlotte, NC 28288 DOB: 6/20/1945	President since 2004	President, Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; Former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 DOB: 12/12/1970	Treasurer since 2005	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 DOB: 4/20/1960	Secretary since 2003	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
Robert Guerin 200 Berkeley Street Boston, MA 02116-5034 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

Dennis H. Ferro oversees the operations of the Fund. Michael H. Koonce is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Robert Guerin is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended August 31, 2008. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. For the fiscal year ended August 31, 2008, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]
Non-Interested Trustees
Charles A. Austin III, Trustee[3]	$410	N/A	$239,500[4]
K. Dun Gifford, Trustee	$368	N/A	$220,500
Dr. Leroy Keith, Jr., Trustee	$387	N/A	$217,166
Carol A. Kosel, Trustee[3]	$210	N/A	$136,266
Gerald M. McDonnell, Trustee[3]	$338	N/A	$189,000[4]
Patricia B. Norris, Trustee	$340	N/A	$204,000
David M. Richardson, Trustee	$338	N/A	$189,000
Dr. Russell A. Salton, III, Trustee	$366	N/A	$219,000[4]
Michael S. Scofield, Trustee	$536	N/A	$316,000[4]
Richard J. Shima, Trustee[3]	$359	N/A	$201,750[4]
Interested Trustees
William W. Pettit, Trustee	$362	N/A	$206,083[4]
Richard K. Wagoner, Trustee	$336	N/A	$188,000

1	The Fund does not currently provide pension or retirement plan benefits to the Trustees.
2	As of August 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty separate series and six closed-end funds.
3	Nominee Trustee.
4

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Pettit, Salton, Scofield and Shima for the fiscal year ended August 31, 2008, the following amounts were deferred: $96,467, $126,000, $19,850, $55,157, $14,950 and $101,708, respectively.

II. AMENDMENT TO LENDING POLICY (Proposal 2)

The Fund may invest in loans, including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. Loans are subject to risks similar to those associated with below-investment grade bond investments, such as, for example, credit risk (e.g., the risk an issuer will default on its obligations), interest rate risk, below investment grade bond risk (e.g., heightened volatility and risk of default), and the risk that the loan may become illiquid and difficult to value. The Fund has the following policy regarding lending that may not be amended without a vote of the Fund's shareholders:

"The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan."

It is proposed that shareholders approve the replacement of the foregoing fundamental restriction with the following amended fundamental restriction concerning lending:

"The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan."

Proposal 2 is intended principally to eliminate any uncertainty as to the Fund's ability to participate in lending transactions as a lender in the initial lending syndicate. In such a loan, the Fund, alone or with other lenders, may lend money or agree to lend money directly to a borrower. These transactions differ from other cases where the Fund invests in corporate or other loans, where the Fund may acquire all or some of the interest in a loan from an entity which made the original loan. Management does not expect that the Fund's participation in such loans would affect materially the operation of the Fund; however, participation in loans at origination may present risks not present when the Fund purchases loans from other lenders. For example, as a member of the original lending syndicate, the Fund may receive material non-public information that could limit the Fund's ability to buy or sell the loans or other securities at a time when the portfolio manager believes it is advisable to do so.

The following is a summary discussion of the principal risks involved in investing in loans. Loans in which the Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest, including, for example, credit risk and interest rate risk. Borrowers may include corporate, governmental, or other borrowers. Loans in which the Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Market bids may be unavailable for loans from time to time; the Fund may find it difficult to establish a fair value for loans held by it. If the Fund only acquires an assignment or a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over or against the borrower directly. Many loans in which the Fund invests may be unrated, and the Fund's investment advisers will be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. The Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

III. APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC AND SUB-ADVISORY AGREEMENT WITH TATTERSALL ADVISORY GROUP, INC. (Proposals 3a, 3b and 3c)

Wells Fargo and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia's banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 39.9% voting interest in Wachovia to Wells Fargo (the "Change of Control"). Due to its ownership of preferred shares of Wachovia, parent of EIMC and TAG, Wells Fargo may be deemed to control EIMC and TAG.

If Wells Fargo is deemed to control EIMC and TAG, then the Advisory Agreement between the Fund and EIMC and the Sub-Advisory Agreement with TAG, the Fund's sub-advisor, would have terminated automatically in connection with the issuance of preferred shares. Furthermore, the Sub-Advisory Agreement with Crow Point, the Fund's other sub-advisor, would have terminated automatically upon the termination of the Advisory Agreement. To address this possibility, on October 20, 2008, and upon the recommendation of EIMC, the Board of Trustees, including those Trustees that are not "interested persons" as that term is defined in the 1940 Act (the "Independent Trustees") of the Fund or EIMC, unanimously approved the continuation of EIMC as investment advisor and Crow Point and TAG as sub-advisors to the Fund as well as interim advisory and sub-advisory agreements with EIMC, Crow Point and TAG, respectively (together, the "Interim Agreements"), which became effective upon the issuance of the preferred shares on October 20, 2008. The Interim Agreements will be in effect for a period of up to 150 days. In connection with the closing of the transaction between Wachovia and Wells Fargo, the Trustees of the Fund, at a telephonic meeting held on November 12, 2008, approved subsequent interim advisory and sub-advisory agreements, and are expected to ratify this approval at an in-person meeting to be held on December 3-4, 2008. The subsequent interim advisory and sub-advisory agreements will take effect upon the closing of the transaction.

Rule 15a-4 under the 1940 Act, and the Interim Agreements, provide that fees due EIMC and TAG since the effective date of the Interim Agreements are to be held in an interest-bearing escrow account. If a new advisory agreement and new sub-advisory agreement with TAG are subsequently approved by shareholders of the Fund, EIMC and TAG will continue as investment advisor and sub-advisor, respectively, to the Fund, and the escrowed funds, including interest, will be paid to EIMC and TAG. If the new advisory agreement and new sub-advisory agreement with TAG are not approved, EIMC and TAG will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest. In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the new advisory agreement and new sub-advisory agreement with TAG before March 19, 2009 in order for EIMC and TAG to serve as investment advisor and sub-advisors to the Fund on an ongoing basis following that date.

Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104. The address of the principal office of Wachovia, a bank holding company in the United States with over $782.9 billion in assets as of December 31, 2007, is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

The Advisor and Evaluation by the Trustees

If the proposal is approved, EIMC would continue to serve as investment advisor to the Fund pursuant to a new investment advisory agreement (the "New Advisory Agreement"). The terms of the New Advisory Agreement are substantially similar to those of the prior Investment Advisory Agreement dated March 18, 2004 (the "Prior Advisory Agreement"). The Prior Advisory Agreement was last approved by an action of the sole shareholder of the Fund on April 19, 2004 and its continuance re-approved by the Board of Trustees on September 17, 2008. Under the Prior Advisory Agreement, the Fund paid EIMC a fee equal to 0.60% of the total assets (defined as net assets plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). Pursuant to the Prior Advisory Agreement, for the fiscal year ended August 31, 2008, the Fund paid EIMC $1,579,734, who waived $48,899 of those funds.

Under the New Advisory Agreement, EIMC would continue to be responsible for day-to-day investment of the Fund's portfolio assets, subject to the supervision of the Board of Trustees. There would be no change in the advisory fees paid by the Fund to EIMC.

[BOARD CONSIDERATIONS TO BE INSERTED]

Terms of the Advisory Agreements

The following description of the New Advisory Agreement is qualified entirely by reference to the New Advisory Agreement, the form of which is attached as Exhibit D to this Proxy Statement. The New Advisory Agreement provides that: (1) subject to the control and direction of the Board of Trustees of the Fund, EIMC is responsible for the day-to-day investment of the Fund, (2) EIMC will receive an annual rate of 0.60% of the average daily total assets (defined as net assets plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) of the Fund; (3) it may be terminated, without payment of any penalty, by EIMC or by the Trustees, by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon; and (4) it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. The New Advisory Agreement also provides that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Advisory Agreement, but that EIMC is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. If approved, the New Advisory Agreement will have an initial term of two years, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the Independent Trustees.

The Sub-Advisor (Crow Point) and Evaluation by the Trustees

EIMC believes, in light of the investment performance of the Fund under Crow Point, that the continuation of Crow Point as sub-advisor to the Fund is desirable and in the best interests of the Fund and its shareholders.

If the proposal is approved, Crow Point would continue to serve as sub-advisor to the Fund pursuant to a new sub-advisory agreement (the "New Sub-Advisory Agreement with Crow Point"). The terms of the New Sub-Advisory Agreement with Crow Point are substantially similar to those of the prior Sub-Advisory Agreement dated December 15, 2006 (the "Prior Sub-Advisory Agreement"). Under the Prior Sub-Advisory Agreement with Crow Point, and subject to supervision of the Fund's Board of Trustees and the oversight of EIMC and the Board of Trustees, Crow Point was responsible for the day-to-day investment and reinvestment of the Fund's portfolio assets allocated from time to time by EIMC to the investment strategy that focuses on investment in utility companies (the "Utility Portion"). EIMC paid Crow Point a fee equal to 0.20% of the average daily total assets (defined as net assets of the Utility Portion plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). Pursuant to the Prior Sub-Advisory Agreement with Crow Point, for the fiscal year ended August 31, 2008, EIMC paid Crow Point $311,291.

Under the New Sub-Advisory Agreement with Crow Point, Crow Point would continue to be responsible for day-to-day investment of the Utility Portion, subject to the supervision of EIMC and the Board of Trustees. EIMC, and not the Fund, would pay Crow Point's fees under the New Sub-Advisory Agreement with Crow Point, and there would be no change in the advisory fees paid by the Fund to EIMC.

[BOARD CONSIDERATIONS TO BE INSERTED]

Terms of the Sub-Advisory Agreements with Crow Point

The following description of the New Sub-Advisory Agreement with Crow Point is qualified entirely by reference to the New Sub-Advisory Agreement with Crow Point, which is attached as Exhibit E to this Proxy Statement. The New Sub-Advisory Agreement with Crow Point provides that: (1) subject to the control and direction of the Board of Trustees of the Fund and the oversight of EIMC and the Board of Trustees, Crow Point is responsible for the day-to-day investment and reinvestment of the Utility Portion, (2) EIMC will pay Crow Point at an annual rate of 0.20% of the average daily total assets (defined as net assets of the Utility Portion plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) of the Utility Portion; (3) it may be terminated, without payment of any penalty, by Crow Point, by EIMC, by the Trustees, by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon, or by EIMC under certain other conditions; and (4) it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act and in the event the advisory agreement between the Fund and EIMC terminates. The New Sub-Advisory Agreement with Crow Point also provides that Crow Point is not liable to either the Fund or EIMC for any act or omission under the New Sub-Advisory Agreement with Crow Point, but that Crow Point is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. If approved, the New Sub-Advisory Agreement with Crow Point will have an initial term of two years, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the Independent Trustees.

The Sub-Advisor (TAG) and Evaluation by the Trustees

EIMC believes, in light of the investment performance of the Fund under TAG, that the continuation of TAG as sub-advisor to the Fund is desirable and in the best interests of the Fund and its shareholders.

If the proposal is approved, TAG would continue to serve as sub-advisor to the Fund pursuant to a new sub-advisory agreement (the "New Sub-Advisory Agreement with TAG"). The terms of the New Sub-Advisory Agreement with TAG are substantially similar to those of the prior Sub-Advisory Agreement dated October 1, 2006 ("the "Prior Sub-Advisory Agreement with TAG"). Under the Prior Sub-Advisory Agreement with TAG, and subject to supervision of the Fund's Board of Trustees and the oversight of EIMC and the Board of Trustees, TAG was responsible for the day-to-day investment and reinvestment of the Fund's portfolio assets allocated from time to time by EIMC to the investment strategy that focuses on investment in fixed income securities (the "Fixed Income Portion"). EIMC paid TAG a fee equal to 0.18% of the total assets (defined as net assets of the Fixed Income Portion plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). Pursuant to the Prior Sub-Advisory Agreement with TAG, for the fiscal year ended August 31, 2008, EIMC paid TAG $335,618.

Under the New Sub-Advisory Agreement with TAG, TAG would continue to be responsible for day-to-day investment of the Fixed Income Portion, subject to the supervision of EIMC and the Board of Trustees. EIMC, and not the Fund, would pay TAG's fees under the New Sub-Advisory Agreement with TAG, and there would be no change in the advisory fees paid by the Fund to EIMC.

[BOARD CONSIDERATIONS TO BE INSERTED]

Terms of the Sub-Advisory Agreements with TAG

The following description of the New Sub-Advisory Agreement with TAG is qualified entirely by reference to the New Sub-Advisory Agreement with TAG, which is attached as Exhibit F to this Proxy Statement. The New Sub-Advisory Agreement with TAG provides that: (1) subject to the control and direction of the Board of Trustees of the Fund and the oversight of EIMC and the Board of Trustees, TAG is responsible for the day-to-day investment and reinvestment of the Fixed Income Portion, (2) EIMC will pay TAG at an annual rate of 0.18% of the Fund's total assets (defined as net assets of the Trust plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets); (3) it may be terminated, without payment of any penalty, by TAG, by EIMC, by the Trustees, by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon, or by EIMC under certain other conditions; and (4) it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act and in the event the advisory agreement between the Fund and EIMC terminates. The New Sub-Advisory Agreement with TAG also provides that TAG is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Sub-Advisory Agreement with TAG, but that TAG is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. If approved, the New Sub-Advisory Agreement with TAG will have an initial term of two years, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the Independent Trustees.

Managing Directors and Principal Executive Officers and Directors of EIMC

The following is a list of EIMC's managing directors and principal executive officers and directors. EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name Principal and Occupation(s)
W. Douglas Munn, Chief Operating Officer and Director
Dennis H. Ferro, President
Michael H. Koonce, Chief Legal Officer and Secretary
Richard S. Gershen, Executive Managing Director
Barbara A. Lapple, Chief Compliance Officer
Matthew C. Moss, Chief Financial Officer
J. David Germany, Chief Investment Officer

EIMC is owned __% by _____________ located at _____________. The ultimate parent of __________ is Wachovia. Wachovia currently owns a _____% interest in __________ and, indirectly, a __% interest in EIMC. It is expected that Wells Fargo, who currently holds approximately a 40% voting interest in Wachovia, will acquire a 100% interest in Wachovia and, indirectly, a ___% interest in EIMC following the transactions.

Managing Directors and Principal Executive Officers and Directors of Crow Point

The following is a list of Crow Point's and M.D. Sass' managing directors and principal executive officers and directors. Crow Point's principal address is 10 The New Driftway, Scituate, MA 02066.

Name Principal and Occupation(s)
Timothy O' Brien, Managing Director of Crow Point; Portfolio Manager of the Fund
Peter J. DeCaprio, Managing Director of Crow Point
Martin D. Sass, Chairman and CEO of M.D. Sass
Hugh Lamle, President of M.D. Sass
Steven Shenfeld, Senior Managing Director of M.D. Sass
Susan Hickey, Chief Compliance Officer of M.D. Sass
Bobby Liu, General Counsel of M.D. Sass
Robert Francess, Chief Financial Officer of M.D. Sass

Crow Point is wholly-owned by M.D. Sass/Macquarie Financial Strategies, L.P., a joint venture among M.D. Sass, the Macquarie Group, Timothy O'Brien and Peter J. DeCaprio located at 1185 Avenue of the Americas, New York, New York 10036.

Managing Directors and Principal Executive Officers and Directors of TAG

The following is a list of TAG's managing directors and principal executive officers and directors. TAG's principal address is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Name Principal and Occupation(s)
Robert A. Calhoun, Executive Managing Director and Chief Investment Officer of Multi-Strategy Fixed Income
Dennis H. Ferro, Director
Thomas B. Burton, Chief Compliance Officer
Wachovia Corporation, Owner
Michael H. Koonce, Chief Legal Officer
Christine James, Managing Director and Chief Operating Officer
J. David Germany, Chief Investment Officer

TAG is owned __% by _____________ located at _____________. The ultimate parent of __________ is Wachovia. Wachovia currently owns a _____% interest in __________ and, indirectly, a __% interest in TAG. It is expected that Wells Fargo, who currently holds approximately a 40% voting interest in Wachovia, will acquire a 100% interest in Wachovia and, indirectly, a ___% interest in TAG following the transactions.

Other Similar Funds Managed by EIMC, Crow Point and TAG

The following table contains certain information regarding funds for which EIMC and Crow Point provide investment advisory services and that may have similar investment objectives and policies as the Fund. TAG does not currently manage any other funds with similar investment objectives and policies as those of the Fund.

Name of Fund	Investment Objective	Net Assets as of 10/31/08	Advisory Fee Rate	Fee Waivers and Reimbursements
Evergreen Utility and Telecommunications Fund	The fund seeks high current income and moderate capital growth.		0.42%	[Yes]
Evergreen Global Dividend Opportunities Fund	The fund's primary investment objective is to seek a high level of current income. The fund's secondary objective is long-term growth of capital.		0.95%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission (the "SEC"). Copies of the required filings must also be furnished to the Fund. For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through Evergreen Investments' Web site at www.EvergreenInvestments.com.

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

EIMC is entitled to receive from the Fund an administrative services fee at the rate of 0.05% of the Fund's average daily total assets. For the fiscal year ended August 31, 2008, EIMC recieved $135,551 in administrative services fees from the Fund.

Investment Sub-advisors. Crow Point currently serves as a sub-advisor to the Fund. The principal business address of Crow Point is 10 The New Driftway, Scituate, Massachusetts 02066. TAG, a subsidiary of Wachovia and an affiliate of EIMC, also serves as a sub-advisor to the Fund. The principal business address of TAG is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Principal Underwriter/Distributor. Evergreen Investment Services, Inc. is the distributor and principal underwriter of the Fund and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Fund paid no underwriting commissions or 12b-1 fees for the fiscal year ended August 31, 2008.

Brokerage Commissions. Wachovia Securities LLC is an affiliate of Wachovia and a dealer that places trades through its wholly owned subsidiary, First Clearing Corporation, received $7,693 in brokerage commissions paid by the Fund for the fiscal year ended August 31, 2008.

Securities Lending. Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to the Fund. In its role as securities lending agent to the Fund, Wachovia Bank, N.A. received $77,572 for the fiscal year ended August 31, 2008.

Transfer Agent. Computershare Fund Services ("Computershare") is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, has been approved by the Trustees of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending August 31, 2009.

The Audit Committee of the Board of Trustees unanimously recommended the selection of KPMG, and the Board of Trustees unanimously approved such selection, at a meeting held on September 17-18, 2008.

The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent registered public accounting firm as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent registered public accounting firm. In addition, the Fund's Chief Compliance Officer is required to monitor the performance of the services provided by the Fund's independent registered public accounting firm in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Exchange Act for pre-approving services performed by the Fund's independent registered public accounting firm to the Fund's management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. It is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment advisor and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm.

On October 24, 2008, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended August 31, 2008. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended August 31, 2007 and 2008, respectively, and for fees billed for other services rendered by KPMG to the Fund, EIMC or EIS. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2008	2007
Audit fees	$47,708	$54,108
Audit-related fees	$0	$0
Tax fees[1]	$727	$0
Non-audit fees[2]	$912,374	$1,108,367
All other fees	$0	$0

1	Tax fees consists of fees for tax consultation, tax compliance and tax review.
2

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the "Charter"). The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.

Other Business

As of the date of this Proxy Statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

If a quorum is met, the affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).

Required Vote for Proposal 2 and Proposals 3a, 3b and 3c, Respectively

Approval of the amendment to the fundamental investment restriction concerning lending and the approval of the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreements with Crow Point and TAG, respectively, require the affirmative vote of a majority of the oustanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

A shareholder who objects to any proposal will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.

Notice

A certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2009 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Utilities and High Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before July 27, 2009.

Any Shareholder desiring to present a proposal for consideration at the 2009 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Utilities and High Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before August 26, 2009, but no earlier than July 28, 2009.

The persons named as proxies for the annual meeting of Shareholders of the Fund for 2008 will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice on or before October 10, 2009.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2009 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE, IN FAVOR OF THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING AND IN FAVOR OF THE INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, IN FAVOR OF THE SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC AND THE SUB-ADVISORY AGREEMENT WITH TATTERSALL ADVISORY GROUP, INC.

Michael H. Koonce, Secretary

November 24, 2008

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

If you have any questions about the proxy card, please call the Altman Group, our proxy solicitor, at 800.821.8781 (toll free).

Exhibit A

EXECUTIVE COMMITTEE CHARTER

EVERGREEN FUNDS

1) The Executive Committee shall be composed entirely of independent Trustees.

2) The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC) and the full Board of Trustees;

c) To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e) To act as the Nominating Committee of the Board of Trustees;

f) To oversee generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds (all of the foregoing referred to herein as "Legal Proceedings");

g) To regularly review the Funds' securities lending activities; and

h) To review the proxy voting activity for the Funds, including the results of proxy votes and related matters.

3) To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

g) In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC ("EIMC") counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: June 14, 2007
Last Revised: May 21, 2007

Exhibit B

POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

EVERGREEN TRUSTS

The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. All nominees must qualify under all applicable laws and regulations.

3. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

4. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4. The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved: December 6, 2007
Last Revised: November 1, 2007

Exhibit C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Amended and Restated as of July 12, 2007)

EVERGREEN INCOME ADVANTAGE FUND
EVERGREEN MULTI-SECTOR INCOME FUND
EVERGREEN UTILITIES AND HIGH INCOME FUND

1) The Audit Committee (the "Committee") of Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund and Evergreen Utilities and High Income Fund (the "Funds") shall be composed entirely of independent Trustees who, in the view of the Board of Trustees of the Funds (the "Board"), are free of any relationship that would interfere with the exercise of independent judgment. The independent Trustees (i) are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds or an affiliate of the Funds, other than in the capacity as a member of the Board and any Board committee, and (ii) cannot be an "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940.

2) The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

3) The purposes of the Committee are:

a) To review the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

b) To review the quality and objectivity of the Funds' financial statements and the independent audits thereof;

c) To serve as the Pricing Committee for the Funds and, in such capacity, to review issues and activities related to the valuation of the securities of the Funds; and

d) To act as liaison between the Funds' independent auditors and the Board.

The function of the Committee is to review; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

In addition, the Committee shall be responsible for reviewing periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Funds portfolio securities.

4) To carry out its purposes, the Committee shall have the following duties and powers:

a) To be directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Funds, and each such registered public accounting firm must report directly to the Committee;

b) To recommend to the independent Trustees the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Funds' investment advisers or affiliated persons of the investment advisers, and to receive the auditors' formal written statement delineating specific representations as to the auditors' independence and all relationships between the auditors and the Funds' investment advisers and any affiliated persons of the investment advisers, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking or recommending that the Board take appropriate action to oversee the independence of the auditors;

c) To instruct the auditors of the auditors' ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board's and Committee's ultimate authority to select, evaluate, and, where appropriate, replace the auditors and to nominate the auditors for shareholder approval in any proxy statement;

d) To pre-approve all audit and non-audit services, except those within any applicable legal exception, provided to the Funds by their auditors or to establish pre-approval policies and procedures (which may include the establishment of a pre-approval sub-committee consisting of one or more independent Committee members who serve on the Board), to pre-approve non-audit services provided to the Funds' service providers and their affiliates, to the extent required by applicable law or as the Committee may in its discretion consider appropriate, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for the Board's approval;

e) To meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditors of the Funds, and (vi) to discuss the results of the auditors' peer review, if any;

f) To receive at least annually a report from the auditors within 90 days prior to the filing of the auditor's report (or receive an updated report within such 90 day period, if the auditor's annual report is presented to the Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds' complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

g) To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

h) To review and discuss with management, including any officers certifying the Funds' Form N-CSR, the Funds' audited financial statements and to review any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Funds; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

i) To discuss all disclosures made by the Funds' officers certifying the Funds' Form N-CSR to the Committee, based on such officers' most recent evaluation, as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Funds' internal controls, and (iii) any significant change in internal controls or other factors that could significantly affect internal controls, in each case, as reported to the Committee;

j) To investigate improprieties or suspected improprieties in the Funds' operations;

k) To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by officers of the Funds or by employees of the Funds' investment advisers or other service providers, of concerns regarding questionable accounting or auditing matters;

l) To review recommendations as to the selection, retention or termination of pricing services;

m) To periodically review the Funds' Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate;

n) To receive and review reports from the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Funds' Daily Portfolio Pricing Procedure;

o) To review with the Chief Compliance Officer compliance with the Funds' Daily Portfolio Pricing Procedure;

p) To review errors in net asset value (NAV) calculations;

q) To consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise;

r) To review reports by management regarding the profitability to Evergreen Investment Management Company, LLC, Evergreen Investment Services Inc. ("EIS"), and their affiliates of investment advisory, administrative, transfer agency, and other services, if any, provided to the Funds by them; and to review the various assumptions underlying such reports, including, without limitation, as to cost and expense allocations; and

s) To consider generally whether and to what extent the Funds have realized the benefits of economies of scale resulting from increases in the size of a Fund or Funds or increases in the efficiency of service providers.

5) The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

6) The Committee shall meet with internal auditors to review their audit plan and the result of completed audits.

7) The Committee shall review financial statements and other financial information provided to the Committee or to the Board of Trustees relating to any investment adviser or sub-adviser to the Funds.

8) The Committee shall review information presented to it periodically by management as to the performance of Evergreen Fund Administration of its obligations in respect of the Funds.

9) The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

10) The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

11) The Committee shall have the resources and authority appropriate to discharge its responsibilities.

12) The Committee shall review this Charter at least annually and recommend any changes to the Board.

Last Approved: December 6, 2007
Last Revised: November 9, 2007

Exhibit D

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made as of the ____ day of ________, by and between EVERGREEN UTILITIES AND HIGH INCOME FUND, a Delaware statutory trust (the "Trust") and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company, (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust.

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Trust in conformity with the Trust's investment objectives and restrictions as may be set forth in the Trust's prospectus and statement of additional information, or as in effect from time to time, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Trust with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of the Trust;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to the Trust in connection with transactions involving securities and other property to which the Trust is a party;

(f) all stock exchange listing expenses;

(g) all taxes and trust fees payable by the Trust to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Trust's shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Trust;

(l) all charges and expenses of legal counsel for the Trust and for Trustees of the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust have herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust, its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust.

In the event that the Adviser provides any of these services or pays any of these expenses, the Trust will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate of 0.60% of its total assets (defined as net assets of the Trust plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets).

The Adviser's fee is computed as of the close of business on each business day.

A pro rata portion of the Trust's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

7. The Trust shall cause the books and accounts to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

9. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Trust; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Trust and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN UTILITIES AND HIGH INCOME FUND

By: __________________________
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: __________________________
Name:
Title:

Exhibit E

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ___ day of _____, by and among Evergreen Investment Management Company, LLC (the "Adviser"), Evergreen Utilities and High Income Fund (the "Fund"), a Delaware statutory trust, and Crow Point Partners, LLC (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Fund, which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund with respect to that portion of the Fund's assets allocated from time to time by the Adviser to the investment strategy that focuses on investment in utility companies (the "Utility Portion"); and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's Utility Portion, subject to the control and direction of the Fund's Board of Trustees (the "Board"), for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Fund in any way.

2. Obligations of and Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Utility Portion of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents") or in any report to shareholders pursuant to Rule 8b-16 of the 1940 Act, (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code") and (iii) any written instructions which the Adviser or the Fund's Board of Trustees may issue from time to time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Fund's Board of Trustees as from time to time in effect and communicated to the Sub-adviser (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-adviser any amendments or supplements thereto. The Sub-adviser shall render such reports to the Fund's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. The Sub-adviser shall not vote proxies submitted by issuers of securities held in the Fund. The voting of such proxies shall be the sole responsibility of the Adviser.

b. The Sub-adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Utility Portion to ensure compliance with the Governing Documents, the Procedures and applicable law. The Sub-adviser shall also cooperate with and provide sufficient information to the Adviser to assist the Adviser in its monitoring of the investment activities and portfolio holdings of the Fund, including, without limitation, the Fund's satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Code. Notwithstanding the investment discretion delegated to the Sub-adviser hereunder, the Sub-adviser shall act on any instructions of the Adviser with respect to the investment activities used to manage the Utility Portion to ensure the Fund's compliance with the Governing Documents, Procedures and applicable law.

c. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Procedures and such instructions as the Adviser may from time to time provide to the Sub-adviser, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser shall, to the extent it determines such allocation would be beneficial to the Fund, aggregate the securities to be so purchased or sold with other orders for other accounts managed by the Sub-adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser consistent with the Procedures and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

d. The Sub-adviser (A) shall maintain such books and records as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder, (B) shall render to the Board such periodic and special reports as the Board or the Adviser may reasonably request in writing, and (C) shall meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-adviser's performance under this Agreement at reasonable times and upon reasonable advance written notice. All such books and records shall be the property of the Fund, and the Sub-adviser will surrender promptly to the Fund any of such records upon the Fund's request (provided that the Sub-adviser may retain a copy of such records) and shall make all such books and records available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

On each business day, the Sub-adviser shall provide to the Fund's custodian and the Fund's administrator information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such other information as the Adviser may request.

e. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

f. The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund's annual and semi-annual reports, in a format approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the portion of the Fund allocated to the Sub-adviser under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) additional certifications related to the Sub-adviser's management of the Fund in order to support the Fund's filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund's Principal Executive Officer's and Principal Financial Officer's certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to the Sub-adviser and the Sub-adviser's management of the Fund, in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-adviser's Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser's compliance program, in a format reasonably requested by the Adviser.

g. Fidelity Bond and Code of Ethics. The Sub-adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-adviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

3. Compensation of the Sub-adviser. In full consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser, from the fees received by the Adviser from the Fund in respect of the period in question, a fee at the annual rate of .20% of the average daily total assets (defined as net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) of the Utility Portion. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's total assets shall be computed at the times and in the manner determined by the Fund's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not materially impaired. Without limiting any fiduciary duty or similar obligation of the Sub-adviser to the Fund, the Sub-adviser will implement and maintain reasonable procedures that are acceptable to the Fund and the Adviser, which acceptance shall not be unreasonably withheld, that are intended to address conflicts of interest associated with the side by side management of long only and long-short portfolios and operate in accordance with such procedures.

5. Use of Names. The Sub-adviser shall not use the name of the Fund or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Fund in any material that merely refers in accurate terms to the Sub-adviser's provision of the sub-advisory services to the Fund and related performance information.

6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Fund may have under any federal or state securities laws.

7. Limitation of Fund's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Amended and Restated Agreement and Declaration of Trust, as amended. The Sub-adviser agrees that any of the Fund's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustees or Fund officer, employee or agent of the Fund.

8. Sub-adviser Insurance. The Sub-adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Sub-adviser in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that are acceptable to the Adviser. The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Sub-adviser's liability under this Agreement. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-adviser.

9. Representations of the Sub-adviser. The Sub-adviser represents and warrants as follows:

(a) The Sub-adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of the code of ethics. Within 60 days of the end of each calendar quarter that this Agreement is in effect, a duly authorized officer of the Sub-adviser shall certify to the Adviser that the Sub-adviser, including its personnel, has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. The Sub-adviser will report quarterly, in reasonable detail, any violations of law or the Sub-adviser's code of ethics related to the Fund, the Sub-adviser's ability to comply with applicable law, or the Sub-advisor's ability to perform under this Agreement, and the action taken in response to such violations.

(c) The Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV Part II and promptly furnish a copy of all amendments thereto to the Adviser and the Fund.

(d) The Sub-adviser will promptly notify the Adviser of any changes in its managing members or in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Sub-adviser, or if there is otherwise an actual or expected change in control or management of the Sub-adviser.

10. Renewal, Termination and Amendment. This Agreement shall continue in effect for two years from the date set forth above and after such date so long as such continuance is approved in the manner provided in the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time without payment of any penalty, by the Fund's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 60 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement may also be terminated, without the payment of any penalty, by the Adviser (i) upon 60 days prior written notice to the Sub-adviser; (ii) upon material breach by the Sub-adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within seven days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the Adviser, the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of the Sub-adviser, the termination, resignation or other loss of a key portfolio manager, or other circumstances that the Adviser determines could adversely affect the Fund. This Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Fund's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

In the event of termination of this Agreement, those paragraphs of this Agreement which govern conduct of the parties' future interactions with respect to the Sub-adviser having provided investment management services to the Fund for the duration of this Agreement, including, but not limited to, Sections 5, 6, 7, 9, and 11, shall survive such termination of this Agreement.

11. Confidential Relationship. The Sub-adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein "Portfolio Information" means confidential and proprietary information of the Fund or the Adviser that is received by the Sub-adviser from or on behalf of the Fund or the Adviser in connection with this Agreement, and information with regard to the portfolio holdings and characteristics of the portion of the Fund allocated to the Sub-adviser that the Sub-adviser manages under the terms of this Agreement. The Sub-adviser will restrict access to the Portfolio Information to those employees of the Sub-adviser or its affiliates or their agents who will use it only for the purpose of managing the Utility Portion, and the Sub-adviser will be obligated to ensure that it is used only for such purpose. The foregoing shall not prevent the Sub-adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, which approval shall not be unreasonably withheld, (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure, or (5) disclosed in accordance with the Funds' policy for disseminating portfolio holdings as disclosed in the Fund's then-current Prospectus and Statement of Additional Information.

12. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Sub-adviser:

Peter J. DeCaprio, Managing Director
Crow Point Partners, LLC
10 New Driftway, Suite 203
Scituate, MA 02066
Fax: (781) 545-8930

with a copy to:

James B. Craver Seyfarth Shaw LLP
Two Seaport Lane, Suite 300
Boston, MA 02210
Fax: (617) 946-4801

Bobby Liu Senior Vice President, General Counsel
M.D. Sass Investors Services, Inc./M.D. Sass Securities, L.L.C.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036
Fax: (212) 843-5949

Adviser:

J. David Germany
Evergreen Investments
200 Berkeley Street, 24th Floor
Boston, MA 02116
Fax: (617) 587-4111

with a copy to:

Michael Koonce
Evergreen Investments
200 Berkeley Street, 26th Floor
Boston, MA 02116
Fax: (617) 210-2626

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Authorization. Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions and performance of services contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

15. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN UTILITIES AND HIGH INCOME FUND

By: _______________________________
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: _______________________________
Name:
Title:

CROW POINT PARTNERS, LLC

By:_______________________________
Name:
Title:

Exhibit F

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made the ___ day of _____, by and between Evergreen Investment Management Company, LLC, a Delaware limited liability company (the "Adviser") and Tattersall Advisory Group, Inc., a Virginia corporation (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to Evergreen Utilities and High Income Fund (the "Fund"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Adviser and the Sub-adviser agree as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets specified from time to time by the Adviser ("Managed Assets") in conformity with the Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the control and direction of the Board of Trustees of the Fund, for the period and on the terms set forth in this Agreement. The Sub-adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way.

2. Obligations of and Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Managed Assets, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information or other governing documents as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Fund's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Fund's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Fund's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or an affiliate of the Sub-adviser exercises investment discretion. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. As compensation for the Sub-adviser's services during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of 0.18% of the Fund's total assets (defined as net assets of the Trust plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). The Sub-adviser's fee is computed as of the close of business on each business day. A pro rata portion of the fee shall be payable in arrears at the end of each day or calendar month as the Sub-adviser may from time to time specify. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser to the Fund hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from the Sub-adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Sub-adviser, who may be or become an officer, Trustee, employee, or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Sub-adviser's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Sub-adviser.

6. Limitation of Fund's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Fund's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until ___ and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Fund or a vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party or the Fund, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Fund's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory and Management Agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

8. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:___________________________________
Name:_________________________________
Title:__________________________________

TATTERSALL ADVISORY GROUP, INC.

By:__________________________________
Name:________________________________
Title:_________________________________